Income Taxes (Components of Income Tax Expense) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Taxes
Current, federal	$ 3,043	$ 451	$ (420)
Deferred - net, federal	5,692	2,256	2,555
Total federal income tax	8,735	2,707	2,135
Current, state, local and foreign	(61)	702	23
Deferred - net, state, local and foreign	550	(509)	374
Total state, local and foreign income tax	489	193	397
Total	$ 9,224	$ 2,900	$ 2,532